UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 29, 2010, Constellation Energy Partners LLC issued a press release announcing that its lenders have completed a semi-annual review of the company’s borrowing base pursuant to the terms of its reserve-based credit facility. Based on this review, the borrowing base has been reaffirmed at $205 million. A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by Constellation Energy Partners LLC under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibit to this report furnished pursuant to Item 7.01 is as follows:

Exhibit No.	Description

99.1	Press Release dated April 29, 2010, publicly announcing borrowing base reaffirmed at $205 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constellation Energy Partners LLC
Date: April 29, 2010

	By:	/S/ CHARLES C. WARD
Charles C. Ward
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated April 29, 2010, publicly announcing borrowing base reaffirmed at $205 million.